Exhibit 99.1

Andatee China Marine Fuel Service Corporation Signed a Financial Leasing Agreement to Support Its Clean Energy Growth Initiative

Beijing, China--(Newsfile Corp. - September 9, 2014) - Andatee China Marine Fuel Service Corporation (NASDAQ: AMCF) ("AMCF" or "the Company"), a leading independent operator engaged in the production, storage, distribution, and trading of blended marine fuel oil for cargo and fishing vessels, as well as research and development of clean energy solution in China, today announced that its recently acquired subsidiary, Qingdao Grand New Energy Co., Ltd. ("Qingdao Grand"), a clean energy solutions provider, entered into a five-year Strategic Cooperation Framework Agreement with Think Way International Financial Leasing Co., Ltd. ("TWF") on September 3, which agreement contemplates facilities and equipment leasing and project financing by TWF to the Company in the amount of up to RMB2.5 billion (or approximately USD$400 million), for a period of time from September 3, 2014 to September 3, 2019. The parties agreed that terms and provisions of each specific project financing will be agreed upon and entered into by the parties in a definitive financing agreement at the time of such project. The purpose of this financing facility is to support the Company's new growth initiative into clean energy segment.

Think Way international Financial Leasing Company, a nonbank financial institution approved by the Ministry of Commerce, engages in the financing and leasing business throughout China. It maintains strong relationships with Shanghai Pudong Development Bank and other major Chinese banks.

Under the terms of the agreement, TWF will also provide financial advisory and other related services to Qingdao Grand. The agreement also calls for future cooperation between the parties in carbon credit trading.

Mr. Wang Hao, Chairman and CEO of AMCF, commented, "Energy Performance Contracting (EPC) is one of the key business models for us to enter the energy saving business. With no upfront cost from our customers, we build energy saving projects, which based AMCF's proprietary air compression and storage technology, and share long term energy savings revenue with our customers. This cooperation agreement with Think Way lays a solid foundation for AMCF"s business model of combining Energy Performance Contracting (EPC) with financial leasing, and provides sufficient funding support for future large-scale projects."

About Andatee China Marine Fuel Services Corporation, Inc.

Andatee China Marine Fuel Services Corporation, through its subsidiaries, engages in the production, storage, distribution, and trading of blended marine fuel oil for cargo and fishing vessels, as well as research and development of clean energy solution in the People's Republic of China. It also produces customer specific products using its proprietary blending technology. The company sells its products through distributors to retail customers in Tianjin City, Liaoning, Shandong, Jiangsu, and Zhejiang Provinces. Andatee China Marine Fuel Services Corporation is based in Dalian, the People's Republic of China.

Safe Harbor Statement

This press release contains certain statements that may include "forward-looking statements." All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "anticipates", "expects" or similar expressions, involving known and unknown risks and uncertainties including, among others, our estimates of the Company's ability to enter, establish and capitalize on market opportunities in the green energy sector, our ability to effectively incorporate a new business line into our existing business model, our estimates of the Company's ability to attain and sustain growth in 2014 and beyond. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. These forward-looking statements are based upon our current expectations and projections about future events and generally relate to our plans, objectives and expectations for the development of our business. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this press release. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contact:

Thomas Yang

Andatee Marine Fuel Services Corporation Limited

Unit C, No. 68 West Binhai Road, Xigang District

Dalian Liaoning, China

Phone: 011-86411-8240-8219

Facsimile: 011-86411-8368-8835

Website: www.andatee.com